VISIONARY AND VISIONARY CHOICE VARIABLE ANNUITY CONTRACTS
ISSUED BY
INDIANAPOLIS LIFE INSURANCE COMPANY (formerly IL Annuity and Insurance Company)
Through
ILICO Separate Account 1 (formerly IL Annuity and Insurance Co. Separate Account 1)
Supplement dated June 19, 2008
     This supplement updates the prospectuses for the variable annuity contracts listed above, and contains information that should be read and maintained for future reference.
ANNOUNCEMENT OF PROPOSED MERGER
     Subject to receipt of regulatory approvals, the company that issued your variable annuity contract, currently known as Indianapolis Life Insurance Company (“ILICO”), plans to merge with and into its affiliate, Aviva Life and Annuity Company (“ALAC”) on or about October 1, 2008. (ILICO is described in the prospectus for your variable annuity contract.) Upon completion of the merger, ILICO’s separate corporate existence will cease by operation of law, and ALAC will assume legal ownership of all of the assets of ILICO, including those relating to the registered separate account (the “Separate Account”) that currently funds the Visionary and Visionary Choice variable annuity contracts (collectively, “VA Contracts”). As a result of the merger, ALAC also will become responsible for all of ILICO’s liabilities and obligations, including those created under the VA Contracts. The VA Contracts will thereby become variable contracts funded by a separate account of ALAC, and each VA Contract owner will thereby become a contract owner of ALAC. The merger will not affect the provisions of, and the rights and obligations of any parties under, the VA Contracts. The merger should not dilute or otherwise adversely affect the economic interests of VA Contract owners, or have any tax consequences for VA Contract owners.
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     This supplement relates to the prospectuses dated June 30, 2003 for the Visionary and Visionary Choice Variable Annuities. You will receive an updated prospectus for your variable annuity contract after the merger is completed.
You can obtain a copy of the current prospectus for your variable annuity contract by writing to ILICO Variable Administration, P.O. Box 82594, Lincoln, NE 68501-2594 or call 1-888-232-6486.